Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

FINAL EXECUTION DOCUMENT

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Research Collaboration and License Agreement (“Agreement”) is made and entered into as of the 6th day of November, 2006 (the “Effective Date”) by and between AC Immune SA Corporation, a Swiss corporation with a principal place of business at Parc scientifique EPFL, PSE-B, CH-1015 Lausanne, Switzerland (“ACI”) and Genentech, Inc., a Delaware corporation, with offices located at 1 DNA Way, South San Francisco, CA 94080 (“Genentech”). ACI and Genentech are each referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS ACI possesses certain expertise and proprietary technologies related to antibody products that interact with amyloid precursor protein derivatives, including beta amyloid.

WHEREAS ACI and Genentech wish to collaborate in further research related to antibody materials that interact with amyloid precursor protein derivatives for the diagnosis and treatment of human diseases;

WHEREAS Genentech is a health care company with expertise and capability in researching, developing, manufacturing and marketing human therapeutics and diagnostics;

WHEREAS, ACI and Genentech wish to enter into an exclusive licensing arrangement whereby Genentech will have exclusive rights to develop and commercialize antibody products that interact with APP derivatives for the selection and evaluation of patients and the treatment of Alzheimer’s disease and other indications in exchange for upfront, research, milestone and royalty payments.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1: DEFINITIONS

1.1 “ACI Antibodies” means all [*****] that are owned or Controlled by ACI as of the Effective Date, or during the Term of this Agreement, or provided by, or on behalf of, ACI to the Research Program; but [*****].

1.2 “ACI Confidential Information” means Confidential Information disclosed or provided by, or on behalf of, ACI to Genentech or its designees, other than [*****].

1.3 “ACI Diagnostic Product” means a product that utilizes an [*****] and is intended for the identification or diagnosis of Alzheimer’s disease or an Additional Indication in a human patient, but where such product is not a [*****].

1.4 “ACI IP Rights” means (i) all Patents which claim [*****] and any and all other Know-How related to Licensed Products and [*****] (including assays, and methods of immunization to generate, methods of making or methods of using any of the foregoing) or methods of screening or detecting [*****], binding or modulation activity, which Patents include but are not limited to those set forth in Exhibit A, and (ii) all other intellectual property rights, or rights in confidential or proprietary information, in and to Know-How related to Licensed Products and [*****]

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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[*****] each case (a) owned or Controlled by ACI or its Affiliates as of the Effective Date or during the Term of this Agreement and (b) excluding (1) any [*****], (2) any claims which are specific to [*****] or [*****], but in each case except to the extent rights to and under such claims which are specific to a [*****] or [*****] are necessary for Genentech to fully exploit its rights and activities as contemplated in this Agreement, including research, development and commercialization of Licensed Products in the Genentech Field and (3) any claims specifically directed to methods for producing antibodies other than [*****].

1.5 “ACI Licensee” means any Third Party which enters into an agreement with ACI or an Affiliate of ACI involving the grant to such Third Party of a right to make, use, sell, offer for sale or import an [*****] outside the Genentech Field.

1.6 “ACI Program IP Rights” has the meaning set forth in Section 7.2.1.

1.7 “Additional Indication” means any human disease condition, [*****]

1.8 “Affiliate” means any Person that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of this Section 1.8, “control” means (i) the direct or indirect ownership of fifty percent (50%) or more of the voting stock or other voting interests or interest in the profits of the Party, or (ii) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. [*****].

1.9 [*****] or [*****] means [*****].

1.10 [*****] or [*****] means [*****].

1.11 “Applicable Laws” means all applicable statutes, ordinances, regulations, rules, or orders of any kind whatsoever of any government or regulatory authority, or court, of competent jurisdiction.

1.12 [*****] means any [*****].

1.13 “BLA” means a complete biologics license application as defined in, and containing the content, and in the format, required by 21 C.F.R. § 600 et seq filed with the FDA, or a corresponding application with a Regulatory Authority in a country other than the United States, together with all replacements, additions, deletions, and supplements thereto.

1.14 “Business Day(s)” means any day, other than a Saturday, Sunday or day on which commercial banks located in San Francisco or Lausanne are authorized or required by law or regulation to close.

1.15 “Change in Control” has the meaning set forth in Section 14.2.

1.16 “Commercially Reasonable Efforts” means the exercise of such efforts and commitment of such resources by [*****]

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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[*****]

1.17 “Competitor” has the meaning set forth in Section 14.2.

1.18 “Confidential Information” means (i) all information and materials (of whatever kind and in whatever form or medium) disclosed by or on behalf of a Party to the other Party (or its designee) in connection with this Agreement, including any Know-How, whether prior to or during the term of this Agreement (including any such information and materials disclosed pursuant to the Confidential Disclosure Agreement between the Parties dated [*****], as amended) and whether provided orally, electronically, visually, or in writing; (ii) all copies of the information and materials described in (i) above; and (iii) the existence and each of the terms and conditions of this Agreement. “Confidential Information” shall not include, to the extent a Party can demonstrate, through its contemporaneous written records, information and materials (a) known to the receiving Party, or in the public domain, at the time of its receipt by a Party, or which thereafter becomes part of the public domain other than by virtue of a breach of this Agreement or the obligations of confidentiality under this Agreement; (b) received without an obligation of confidentiality from a Third Party having the right to disclose without restriction such information; (c) independently developed by the receiving Party without use of or reference to Confidential Information disclosed by the other Party; and (d) released from the restrictions set forth in this Agreement by the express prior written consent of the disclosing Party.

1.19 “Control(s)” or “Controlled” means the possession by a Party, as of the Effective Date or during the term of this Agreement, of (i) with respect to materials, data or information, physical possession or the right to such physical possession of those items, with the right to provide them to Third Parties; and (ii) with respect to intellectual property rights, rights sufficient to grant the applicable license or sublicense under this Agreement, without violating the terms of any agreement with any Third Party.

1.20 “CRO” means a Third Party contract research organization.

1.21 “Covers” or “Covered by,” or the like, with reference to a particular Licensed Product means that the making, using, selling, offering for sale, or importing of such Licensed Product would, but for ownership of, or a license granted under this Agreement to, the relevant Patent infringe a Valid Patent Claim of the relevant Patent in the country in which the activity occurs.

1.22 “Diagnostic Field” means the identification of human patients who may be suitable for treatment with a Therapeutic Product or the analysis of human patients and/or biological samples from human patients to predict response to or determine the effect of treatment with a Therapeutic Product.

1.23 “Diagnostic Product” means any Licensed Product developed and/or marketed for use in the Diagnostic Field.

1.24 “Dispute” has the meaning set forth in Section 13.1.

1.25 “Effective Date” has the meaning set forth in the introductory paragraph of the Agreement.

1.26 “EMEA” means the European Medicines Evaluation Agency, or any successor thereto.

1.27 “EPFL Agreement” has the meaning set forth in Section 4.3.3.

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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1.28 “FDA” means the U.S. Food and Drug Administration or corresponding governmental authority in another country, or any successor thereto.

1.29 “Filing” or “Filed” with respect to an application for Marketing Approval means that such application has been filed with and accepted for review by the appropriate Regulatory Authority.

1.30 “First Commercial Sale” means, with respect to a particular Licensed Product in a given country, the first bona fide arms length commercial sale of such Licensed Product following Marketing Approval in such country by or under authority of Genentech, its Affiliates or Genentech Licensees to a Third Party.

1.31 “Follow-On Antibodies” means the [*****] (including all [*****]) selected by Genentech and designated in accordance with Section 3.3, where said [*****]

1.32 “FTE” means a full-time person, or more than one person working the equivalent of a full-time person, where “full-time” is determined by the standard practices in the biopharmaceutical industry in the geographic area in which such personnel are working.

1.33 “FTE Commitment” has the meaning set forth in Section 2.5.1.

1.34 “GAAP” shall mean for-Genentech the United States generally accepted accounting principles and for ACI the International Financial Reporting Standards (IFRS), in each case consistently applied.

1.35 “Genentech Confidential Information” means Confidential Information disclosed or provided by, or on behalf of, Genentech to ACI or its designees, other than Program Confidential Information.

1.36 “Genentech Field” means the [*****]

1.37 “Genentech IP Rights” means (i) all Patents which claim an [*****] or assays, methods of screening or detecting [*****] and (ii) all other intellectual property rights, or rights in confidential or proprietary information, relating to an [*****]; in each case owned or Controlled by Genentech as of the Effective Date or during the Term of this Agreement and all Genentech Program IP Rights and Genentech’s interest in the Joint Program IP Rights. Genentech IP Rights are exclusive of any ACI IP Rights licensed to Genentech under this Agreement.

1.38 “Genentech Licensee(s)” means [*****]

1.39 “Genentech Program IP Rights” has the meaning set forth in Section 7.2.1.

1.40 “ICC” has the meaning set forth in Section 13.2.

1.41 “ICC Rules” has the meaning set forth in Section 13.2.

1.42 “Improvements” has the meaning set forth in Section 7.2.2.

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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1.43 “IND” means a complete “Investigational New Drug Application” as defined in 21 C.F.R. 312.3 and containing the content, and in the format, required by 21 C.F.R. 312.23, or a corresponding application with a regulatory agency in a country other than the United States, together with all additions, deletions, and supplements thereto.

1.44 “Joint Program IP Rights” has the meaning set forth in Section 7.2.1.

1.45 “Joint Research Committee” or “JRC” is defined in Section 2.2.1.

1.46 “Know-How” means [*****]

1.47 “Lead Antibody” means the [*****]

1.48 “Licensed Product(s)” means any product containing an [*****]. For the avoidance of doubt, [*****].

1.49 “Major European Country” means Germany, France, the United Kingdom, Spain or Italy.

1.50 “Marketing Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacturing, use, storage, import, transport, marketing and sale of Licensed Products in a country or regulatory jurisdiction. For countries where governmental approval is required for pricing or reimbursement for the Licensed Product, “Marketing Approval” shall not be deemed to occur until such pricing or reimbursement approval is obtained.

1.51 “Milestone” has the meaning set forth in Section 5.3.1.

1.52 “Net Sales” means [*****]

[*****]

[*****]

[*****]

[*****]

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

1.53 “Outside Patent Counsel” has the meaning set forth in Section 7.4.3.

1.54 “Patent(s)” means a patent or a patent application, including any additions, divisions, continuations, continuations-in-part, pipeline protection, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, patent term extensions, supplementary protection certificates and renewals of any of the above.

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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1.55 [*****] has the meaning set forth in Section 7.7.1.

1.56 “Patent Infringement Dispute” has the meaning set forth in Section 13.3.

1.57 “Person” means any person or entity, including any individual, trustee, corporation, partnership, trust, unincorporated organization, limited liability company, business association, firm, joint venture or governmental agency or authority.

1.58 “Phase I Clinical Trial” means, as to a specific Licensed Product, a controlled and lawful study in humans designed with the principal purpose of preliminarily determining the safety of a pharmaceutical product in healthy individuals or patients, and for which there are no primary endpoints related to efficacy, as further defined in 21 C.F.R. § 312.21(a); or similar clinical study in a country other than the United States.

1.59 “Phase II Clinical Trial” means, as to a specific Licensed Product, a controlled and lawful study in humans designed with the principal purpose of determining initial efficacy and dosing of such Licensed Product in patients for the indication(s) being studied, as further defined in 21 C.F.R. § 312.21(b); or similar clinical study in a country other than the United States.

1.60 “Phase III Clinical Trial” means, as to a specific Licensed Product, a controlled and lawful study in humans of the efficacy and safety of such Licensed Product, which is prospectively designed to demonstrate statistically whether such Licensed Product is effective and safe for use in a particular indication in a manner sufficient to file an application to obtain Marketing Approval to market and sell that Licensed Product in the United States or another country for the indication being investigated by the study, as further defined in 21 C.F.R. § 312.21; or similar clinical study in a country other than the United States.

1.61 “Product Reversion Package” means, with respect to a particular Licensed Product: [*****]

1.62 “Program Antibody” means any [*****] created, discovered, conceived or reduced to practice by the Parties jointly or solely by either Party during the conduct of activities under the Research Program or Research Plan during the Research Term.

1.63 “Program IP Rights” means (1) all Patents which claim (including a method of making or using) Know-How conceived, reduced to practice or otherwise created during the conduct of or in connection with activities under the Research Program or Research Plan (whether solely by one Party and/or its respective

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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employees, contractors or consultants or jointly by the Parties and/or their employees, contractors or consultants), and (ii) all other intellectual property rights, or rights in confidential or proprietary information, in and to Know-How conceived, reduced to practice or otherwise created during the conduct of or in connection with activities under the Research Program or Research Plan (whether solely by one Party and/or its respective employees, contractors or consultants or jointly by the Parties and/or their employees, contractors or consultants).

1.64 “Program Confidential Information” means (i) all information and materials (of whatever kind and in whatever form or medium), including any Know-How, created by, or on behalf of, either Party, or created jointly by the Parties during the course of performing the activities contemplated by the Research Plan and (ii) all copies of the information and materials described in (i) above. “Program Confidential Information” shall not include, to the extent a Party can demonstrate, through its contemporaneous written records, information and materials (a) known to either Party, or in the public domain, prior to its creation hereunder, or which thereafter becomes part of the public domain other than by virtue of a breach of this Agreement or the obligations of confidentiality under the Agreement; (b) received without an obligation of confidentiality from a Third Party having the right to disclose without restrictions such information; and (c) released from the restrictions set forth in this Agreement by the express prior written consent of the other Party.

1.65 “Prosecution and Maintenance” or “Prosecute and Maintain,” has the meaning set forth in Section 7.4.1.

1.66 “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the EMEA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, in any jurisdiction of the world, involved in the granting of Marketing Approval.

1.67 “Research Plan” means the written research plan for the Research Program to be prepared by the Parties in accordance with Section 2.1. The initial draft Research Plan is set forth on Exhibit B. The Research Plan may be amended or modified from time to time by the Joint Research Committee by written agreement or as evidenced in the approved minutes of the JRC meetings.

1.68 “Research Program” means the program of research and preclinical development the Parties engage in under this Agreement, which program is set forth on the Research Plan, and including all research supported by the research funding provided by Genentech under Sections 2.5 and 5.2.

1.69 “Research Support Payments” has the meaning set forth in Section 2.5.3.

1.70 “Research Term” means the period of time during which each Party will undertake activities in the Research Program or on the Research Plan, as such period of time is identified in Section 2.6.

1.71 “ROFN Period” has the meaning set forth in Section 4.5.

1.72 “RSP Report” means the report of quarterly research support expense to be generated by ACI in accordance with Section 6.1.1.

1.73 “Term” has the meaning set forth in Section 9.1.

1.74 “Termination Product” has the meaning set forth in Section 9.3.1.

1.75 “Territory” means the entire world.

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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1.76 “Therapeutic Field” means the prevention, cure, amelioration or treatment of any human disease or condition, in each case other than by means of [*****].

1.77 “Therapeutic Product” means any Licensed Product developed and/or marketed for use in the Therapeutic Field.

1.78 “Third Party” means a Person that is not a Party to this Agreement or an Affiliate of a Party to this Agreement.

1.79 “United States” means the United States of America, its territories and possessions as of the Effective Date, including the Commonwealth of Puerto Rico.

1.80 “Valid Patent Claim” means a claim of an issued and unexpired Patent which has not been disclaimed, revoked, held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

1.81 “Vaccine Product” means an active vaccination product that incorporates [*****].

1.82 “Vaccine Product Rights” mean (i) all Patents which claim Know-How related to Vaccine Products (including methods of making or using Vaccine Products), and (ii) all other intellectual property rights, or rights in confidential or proprietary information, in and to Know-How specific to a Vaccine Product; in each case owned or Controlled by ACI as of the Effective Date or during the Term of this Agreement.

ARTICLE 2: RESEARCH PROGRAM

2.1 Research Program Overview and Responsibilities. Under this Agreement, the Parties are establishing a Research Program directed to the advancement and research of existing ACI Antibodies and the development of new antibodies. The Research Program will be coordinated by the Joint Research Committee. The Research Program will be described, and the Parties’ responsibilities with respect to the Research Program will be set forth, in the Research Plan, which shall be developed and approved by the JRC within ninety (90) days following the Effective Date. Each Party shall use diligent efforts to perform its respective responsibilities under the Research Plan and for the Research Program, and shall cooperate with and provide reasonable support to the other Party in such other Party’s performance of its responsibilities thereunder.

2.2 Joint Research Committee.

2.2.1 The JRC. Within thirty (30) days after the Effective Date, the Parties shall establish a committee to oversee the Research Program, and to establish, plan and coordinate the activities under the Research Plan (“Joint Research Committee” or “JRC”). The JRC will be composed of three (3) representatives designated by each Party (or such other number as the Parties may agree, provided that each of the Parties shall have the same number of JRC members). Representatives must be appropriate for the tasks then being undertaken and the stage of research or re-clinical development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JRC contact. Either Party may replace any or all of its representatives to the JRC at any time upon prior written notice to the other Party. If a Party’s representative is unable to attend a meeting, that Party may designate an alternate representative.

2.2.2 Meetings. The JRC shall meet at such times as are unanimously agreed to by the JRC members, but no less than once each calendar quarter. Such meetings may be in-person, via videoconference,

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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or via teleconference, provided that at least one meeting per calendar year shall be held in person. JRC meetings must be attended by at least one representative from each Party. The location of in-person JRC meetings will alternate between South San Francisco, California and Lausanne, Switzerland, unless otherwise agreed to by the Parties. Each Party will bear the expense of its respective Committee members’ participation in JRC meetings. The JRC shall record all decisions made, and otherwise take minutes as appropriate. Responsibility for keeping minutes will alternate between the Parties, beginning with Genentech. JRC meeting minutes will be sent to each member of the JRC for review as soon as practicable after a meeting. A Party may, with the prior written consent of the other Party, invite a reasonable number of non-voting employees, consultants or scientific advisors to attend a meeting of the JRC. Those invitees must be bound by appropriate confidentiality obligations.

2.2.3 Responsibilities of the JRC. Subject to Section 2.2.4, the Joint Research Committee shall perform the following functions:

(i)	develop and approve the initial Research Plan;

(ii)	review and amend the Research Plan, as needed;

(iii)	review and approve the allocation of resources and efforts for the Research Program;

(iv)	monitor the progress of the Research Program;

(v)	subject to Section 2.3, coordinate, and be the primary conduit for, the transfer of ACI Antibodies, Program Antibodies and related research materials, Know-How, and Confidential Information between the Parties; and

(vi)	Perform such other functions referred to in the Research Plan, as appropriate to further the purposes of the Research Program, or as otherwise specified in this Agreement or agreed to by the Parties.

2.2.4 Decision-Making Authority. The Joint Research Committee will attempt to make decisions by consensus. If the JRC cannot reach consensus, then Genentech shall have final decision making authority; except for the following, which require agreement of the Parties: [*****].

2.3 Transfer of Know-How During Research Term,

2.3.1 JRC Meetings and Communication. In addition to JRC meetings, project team scientists working on the Research Plan shall have periodic meetings or teleconference or videoconference discussions.

2.3.2 Ongoing Transfer of ACI Antibodies and related Know-How. Within [*****] days of the Effective Date, ACI shall deliver to Genentech: [*****]. On an ongoing basis during the Term, ACI shall, as determined by the JRC, deliver to Genentech: [*****]

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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2.3.3 Written Reports. During the Research Term and within six (6) months thereafter, ACI shall provide to Genentech, through the JRC, the following written communications regarding work undertaken or assigned as part of the Research Program: (a) a written description of significant discoveries or advances, promptly after such results are obtained or their significance is appreciated; (b) a written summary of research conducted and the results thereof, including any compounds synthesized or discovered, the results of in vitro and in vivo studies, any inventions conceived or reduced to practice, on at least a calendar quarter basis; and (c) raw data for research undertaken under the Research Program, upon request of Genentech. The foregoing reporting obligation may be satisfied in the form of a joint report created by the Parties following a JRC meeting, such joint report to reflect the information contained in Research Program updates made by the Parties at such JRC meeting along with supporting raw data.

2.4 Subcontracting. ACI may use CROs to outsource some of its activities under the Research Plan provided that: (i) ACI shall delegate such responsibilities to CROs in writing, which CROs shall be subject to Genentech’s prior written approval, which shall not be unreasonably withheld; and (ii) Genentech shall have [*****] Business Days to review each agreement ACI plans to enter into with CROs and ACI shall include Genentech’s reasonable requests for changes to such agreements. ACI may fulfill its obligation to commit FTEs to the Research Program by using individual contractors or consultants under the following conditions: (a) ACI has informed Genentech, in writing, in advance of committing such Third Party FTEs to the Research Program and has provided to Genentech a resume or curriculum vitae for each such Third Party FTE; (b) each individual included within the FTEs must have appropriate experience and qualifications; and (c) each individual within the FTEs must have entered into a written agreement with ACI that either has been approved by Genentech in advance or includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Know-How to the same extent as under this Agreement, and requiring all such individuals to assign to ACI all right, title and interest in and to any intellectual property (and intellectual property rights) created, discovered, conceived or reduced to practice. ACI is responsible for compliance by CROs and Third Party FTEs with the terms and conditions of this Agreement as if those CROs and Third Party FTEs were ACI’s employees.

2.5 ACI FTEs and CROs.

2.5.1 ACI FTEs. During the Research Term, Genentech shall support the research and other activities to be undertaken under the Research Plan and as part of the Research Program with an annual resource commitment to pay for the number of ACI FTEs set forth in the Research Plan (the “FTE Commitment”). Personnel included within the FTE Commitment may be employees of ACI or may be contractors, but the inclusion of contractors must otherwise satisfy the requirements of Section 2.4. Each individual included within the FTE Commitment must possess a bachelor’s degree or higher in a relevant scientific discipline or such equivalent educational background and training outside the United States and must be experienced in the type of research or other activities to be undertaken under the Research Plan. At Genentech’s request, ACI shall provide resumes or curriculum vitae for any personnel included in the FTEs committed under this Agreement

2.5.2 [*****] During the Research Term, [*****] the research and other activities to be undertaken under the Research Plan and as part of the Research Program performed by CROs retained by ACI in accordance with Section 2.4.

2.5.3 Research Support Payments by Genentech. Genentech shall pay to ACI (i) research support payments based on the FTE Commitment in accordance with Section 2.5.1 and (ii) [*****] as provided in Section 2.5.2 ( (i) and (ii) together, the “Research Support Payments”) as set forth in Section 5.2. Other than those Research Support Payments

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

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[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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payable by Genentech under Section 5.2, ACI shall bear all costs of undertaking and carrying out the research of the Research Program and performing under the Research Plan.

2.6 Research Term. The Research Term commences as of the Effective Date and, unless the Agreement is earlier terminated under Article 9 or the Research Program is earlier terminated under Section 14.1 the Research Term expires [*****] years after the Effective Date. The Research Term may be extended by written agreement of both Parties. After [*****] months following the end of the Research Term, the JRC is no longer required to meet.

ARTICLE 3: DEVELOPMENT AND COMMERCIALIZATION EFFORTS

3.1 Development and Commercialization Responsibilities.

3.1.1 Exclusive Genentech Right. Except for those activities set forth in the Research Plan, as between the Parties, Genentech (and, if applicable, Genentech Licensees) have the sole right and responsibility for, and control over, all research, development, manufacturing and commercialization activities, including all regulatory activities, with respect to any Licensed Products.

3.1.2 Development Costs. Except as otherwise agreed to by the Parties, [*****] shall bear all costs and expenses associated with research, development, manufacturing and commercialization activities with respect to Licensed Products.

3.1.3 ACI Cooperation. ACI shall, and shall cause its employees, contractors and agents to, cooperate with and provide reasonable support and assistance to Genentech in its conduct of any activities in the research, development, manufacturing and commercialization, including in the seeking of Marketing Approval, of Licensed Products. [*****] shall [*****] reasonably incurred by [*****] in connection with such cooperation and support provided that such [*****] are approved in advance by [*****].

3.1.4 Development Updates. Throughout the Term, Genentech shall provide to ACI periodic updates on the plan for development of Licensed Products under this Agreement on at least an annual basis. Such updates to include a summary of any significant progress or advances along with a general description of Genentech’s then-current plan of development. It is understood and agreed that the development plan summaries provided under this Section 3.1.4 are non-binding and provided to ACI for informational purposes only.

3.2 Genentech Diligence. Genentech shall use Commercially Reasonable Efforts to develop and commercialize at least one Licensed Product for Alzheimer’s disease [*****] as indicated by compelling biologic rationale and commercial viability. Activities by Genentech Licensees and Affiliates will be considered as Genentech’s activities under this Agreement for purposes of determining whether Genentech has complied with its obligations under this Section 3.2.

3.3 Follow-On Antibody Designation. Within the first [*****] years of the Term, Genentech shall select up to [*****] as [*****] to be reserved for exclusive development by Genentech in accordance with Section 4.3.2. Upon notification by Genentech to the JRC, each such [*****] shall be subject to the terms and conditions described in Section 4.3.2.

3.4 Development of Licensed Products.

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3.4.1 Generally. The Parties intend and agree that filing for any Marketing Approval and commercialization of Licensed Products shall be controlled by Genentech. Without limiting the generality of the foregoing, Genentech shall be responsible for making and have authority to make all decisions, and undertake any actions necessary as a result of such decisions, regarding development (including additional preclinical and clinical development and testing), selecting drug candidates and preparing and filing BLAs and any other applications for Marketing Approval. Genentech shall own all regulatory submissions, including all Marketing Approvals and applications therefor, for Licensed Products in the United States.

3.4.2 Cooperation. ACI shall cooperate with and provide reasonable support to Genentech in its conduct of any activities in the development and seeking of Marketing Approval of Licensed Products. Without limiting the generality of the foregoing, ACI shall assist Genentech and any Genentech Licensee in the preparation and filing of any applications for Marketing Approval with respect to Licensed Products, including by delivering all information in ACI’s Control (in a complete and accurate form) necessary or useful to complete and file any Marketing Approval for a Licensed Product in the United States. [*****] shall [*****] reasonably incurred by [*****] in connection with such cooperation and support provided that such [*****] are approved in advance by [*****].

3.4.3 Transfer of Information and Regulatory Filings. Within [*****] days following the Effective Date and on an ongoing basis during the Term, ACI agrees to transfer to Genentech all Know-How, including any preclinical data, assays and associated materials, protocols, reports, procedures and any other information in ACI’s Control, necessary or useful to continue or initiate pre-clinical or clinical development, or in seeking Marketing Approval, of Licensed Products.

3.4.4 Manufacturing and Supply. Genentech shall be responsible for manufacturing Licensed Products for clinical use and commercial sale in the Genentech Field.

ARTICLE 4: LICENSE GRANTS, NEGOTIATION RIGHT

4.1 Exclusive License. Subject to the terms and conditions of this Agreement, ACI hereby grants to Genentech, and Genentech hereby accepts, an exclusive (even as to ACI) right and license under the ACI IP Rights, the ACI Program IP Rights and ACI’s interest in the Joint Program IP Rights to research, develop, make, have made, use, sell, offer for sale and import [*****] and Licensed Products in the Genentech Field in the Territory. The license granted to Genentech in this Section 4.1 shall include the right to sublicense to multiple tiers of Third Parties in accordance with the terms of Section 4.6. For the avoidance of doubt, [*****].

4.2 License Grant to ACI for Conduct of the Research Program. Subject to the terms of this Agreement, Genentech hereby grants to ACI a non-exclusive, non-transferable, non-sublicenseable (except as expressly provided in Section 2.4), right and license under the (i) ACI IP Rights (to the extent exclusively licensed to Genentech hereunder), (ii) ACI Program IP Rights and ACI’s interest in the Joint Program IP Rights (each to the extent exclusively licensed to Genentech hereunder), and (iii) Genentech IP Rights, in each case to research, develop, make and use (but not to sell or offer for sale) [*****] solely to the extent necessary for ACI to conduct those activities specified in the Research Plan.

4.3 Exclusivity; Restrictions.

4.3.1 ACI shall not (i) provide any [*****] or Licensed Products to any Third Party; or (ii) provide to any Third Party any methods of screening for, identifying or making any [*****] or Licensed Products, except as expressly provided in, and in strict accordance with, Section 2.4,

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Section 4.3.2 or Section 4.3.3. For clarity, except as described in Section 4.3.2, the foregoing restriction will not apply to limit ACI’s use or transfer of [*****] and related methods of screening, identification or manufacture, with respect to ACI’s activities outside the Genentech Field, including without limitation the research, development and commercialization of ACI Diagnostic Products and Vaccine Products.

4.3.2 During the Term, the Parties agree that Genentech shall have the sole right to develop and commercialize the [*****] and [*****] and ACI shall not have any rights to develop or commercialize products containing the [*****] or any [*****] for any purpose, including outside the Genentech Field. Notwithstanding the foregoing, upon First Commercial Sale of a Licensed Product in the Therapeutic Field containing the [*****] or any [*****], ACI shall be permitted to commercialize [*****] containing such [*****] or [*****]. During the period commencing on the Effective Date and ending [*****] years after the Effective Date, ACI shall not permit a Third Party to make or use any [*****] incorporating or otherwise using an [*****] as a component of such product unless such Third Party’s use of the [*****] (including the disclosure of any results of such use) is subject to obligations at least as protective of Genentech’s interest as the obligations imposed on ACI by Article 12 and where ACI’s agreement with such ACI Licensees requires assignment to ACI of all right, title and interest in and to any intellectual property (and intellectual property rights) created, discovered, conceived or reduced to practice during the making or using of such [*****] where such intellectual property rights are related to [*****]. Notwithstanding anything to the contrary, ACI shall not manufacture or sell or permit any Third Party to manufacture or sell any [*****] incorporating or otherwise using an [*****] as a component of such product during the period commencing on the Effective Date and ending [*****] years after the Effective Date.

4.3.3 Academic Research. ACI may provide [*****] material to Ecole Polytechnique Federale de Lausanne (“EPFL”) solely for use in the academic research contemplated under the agreement entered into between ACI and EPFL effective as of June 1, 2006 (the “EPFL Agreement”) provided, however, that (i) use of such [*****] shall not conflict with Genentech’s exclusive rights under this Agreement; (ii) all intellectual property rights (including but not limited to Patents and Know-How) made pursuant to the EPFL Agreement shall be included within the ACI IP Rights to the extent necessary or useful to Genentech in exercising its rights under the licenses granted in this Agreement; and (iii) publication of any research results shall be subject to Section 12.5 of this Agreement.

4.4 No Implied Licenses. Each Party acknowledges that the licenses granted under this Article 4 are limited to the scope expressly granted, and all other rights under a Party’s Patents and other intellectual property rights are expressly reserved to the granting Party. Where a license is granted by one Party to the other Party under this Article 4 for a particular purpose or with respect to a particular product, the granting Party retains all of its rights with respect to those intellectual property rights for those purposes not expressly licensed under this Agreement.

4.5 Right of First Negotiation. Prior to negotiating with or entertaining offers from a Third Party to license the Vaccine Product Rights, ACI shall first notify Genentech in writing and such notification shall be accompanied by all information in ACI’s Control as reasonably necessary or useful for Genentech to evaluate its interest in the Vaccine Product Rights (including information and data regarding safety, efficacy, toxicity, potential side effects and any and all Marketing Approval filings). Genentech shall have [*****] calendar days from receipt of such notice to notify ACI of Genentech’s intent to negotiate for the Vaccine Product Rights. Upon receipt by ACI of Genentech’s notice of intent to negotiate, ACI shall negotiate solely and in good faith with Genentech for a period of [*****] calendar days (the “ROFN Period”). If the Parties are unable to agree on substantive terms within the ROFN Period, Genentech shall promptly reduce to writing its last offer to ACI and provide such writing to ACI, and ACI shall be free to enter into an agreement with a

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Third Party for the sale or licensing of the ACI Vaccine Rights provided that the financial terms of such agreement shall be no more favorable to the Third Party than those last offered by Genentech. If ACI is unable to enter into an agreement with a Third Party on terms that are not more favorable to the Third Party than those terms last offered by Genentech and ACI notifies Genentech of ACI’s desire to resume negotiations, the Parties agree to negotiate in good faith to reach a definitive agreement on mutually acceptable terms.

4.6 Sublicenses. In order for Genentech validly to sublicense its rights under the license set forth in Section 4.1, the applicable sublicense agreement must be consistent with the terms and conditions of this Agreement In the event of any such sublicense, Genentech shall continue to remain primarily liable for all liabilities and obligations under this Agreement, including the payment obligations set forth in Article 5. Genentech is responsible for compliance by Genentech Licensees with the terms and conditions of this Agreement and the applicable sublicense agreement, including the diligence obligations set forth in Section 3.2. Notwithstanding anything to the contrary, Genentech shall not sublicense its commercialization rights outside the United States under this Agreement to an entity that has an [*****] product or program that competes with a Therapeutic Product without the [*****].

ARTICLE 5: PAYMENTS

5.1 Up-Front Payment. In consideration for the rights granted and promises made hereunder, including the license granted to Genentech under the ACI IP Rights, [*****] shall, within [*****] days of the Effective Date, pay to [*****] a one-time payment of [*****]

5.2 Research Support Payments. During the Research Term and in consideration of ACI’s commitment of FTEs under Section 2.5.1, Genentech shall pay to ACI Research Support Payments. Genentech shall make such Research Support Payments on a calendar quarterly basis, within [*****] days after the beginning of the first calendar quarter during the Research Term and thereafter within [*****] days after receiving ACI’s RSP Report under Section 6.1.1. The amount of research support attributed to FTEs is calculated each calendar quarter based on annual FTE rates of (i) [*****] per senior scientist/projects manager level FTE and (ii) [*****] per scientist/technician FTE committed to the Research Program in accordance with the Research Plan. The calendar quarterly amount will be adjusted (a) pro rata to reflect the actual number of days in the first and last (partial) calendar quarters during the Research Term, and (b) as necessary to reflect the actual number of FTEs committed during previous calendar quarters, as such actual FTE commitment is reflected in reports by ACI provided under Section 6.1.1. The amount of [*****] attributed to CROs is determined by the [*****] paid by [*****] in the preceding calendar quarter. Research Support Payments provided hereunder are inclusive of infrastructure and supplies (including consumables), the cost of which is included in the FTE rate used for calculating the amount of the Research Support Payments.

5.3 Therapeutic Product Milestone Payments.

5.3.1 With respect to the first Therapeutic Product to achieve the clinical development or Marketing Approval Filing milestones (each a “Milestone”) set forth below, within [*****] days of the first occurrence that each such Milestone is achieved, Genentech shall pay ACI the amounts set forth herein below.

(i)	[*****] upon [*****]

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(ii)	[*****] upon [*****]

(iii)	[*****] upon [*****]

(iv)	[*****] upon [*****]

(v)	[*****] upon [*****]

(vi)	[*****] upon [*****] and

(vii)	[*****] upon [*****]

5.3.2 Milestones for Additional Indications. Genentech shall, within [*****] days of the occurrence of each Milestone described in clauses (ii) – (vii) above by any Therapeutic Product in an Additional Indication, be obligated to make a Milestone payment in the amount equal to [*****] of the amount applicable in each of Milestones (ii) – (vii) above; provided, that each Milestone payment due under this Section 5.3.2 shall be payable no more than [*****] during the term of this Agreement, regardless of the number of Therapeutic Products developed or whether a Therapeutic Product is discontinued after a milestone payment has been made. By way of example, if Milestones [*****] are paid for a Therapeutic Product in a first Additional Indication (at which point the development is discontinued), and Milestones [*****] are paid for a Therapeutic Product in a second Additional Indication, then with respect to any Therapeutic Product in a subsequent Additional Indication, only Milestones [*****] will be payable.

5.4 Diagnostic Product Milestone Payments. Upon the [*****], Genentech shall pay ACI [*****]

5.5 Therapeutic Product Royalties. In consideration for the rights granted hereunder, in each calendar quarter during the Term of this Agreement in which Genentech records Net Sales of a Therapeutic Product, and subject to and in accordance with the terms and conditions of this Agreement, Genentech shall pay to ACI, on a Therapeutic Product-by-Therapeutic Product and country-by-country basis, an amount equal to:

5.5.1 For Net Sales within North America where the sale of a Therapeutic Product is Covered by a Valid Patent Claim within the ACI IP Rights, as follows:

(i)	[*****] of such annual Net Sales up to [*****]

(ii)	[*****] of such annual Net Sales exceeding [*****] but less than or equal to [*****] and

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(iii)	[*****] of such annual Net Sales exceeding [*****]

Each of the royalty tiers set forth in (i)- (iii) above shall be determined by the aggregate total across all North American countries of annual Net Sales of a Therapeutic Product Covered by a Valid Patent Claim in the country of sale.

5.5.2 For Net Sales in all countries outside of North America where sales of a Therapeutic Product is Covered by a Valid Patent Claim within the ACI IP Rights, as follows:

(i)	[*****] of such annual Net Sales up [*****]

(ii)	[*****] of such annual Net Sales exceeding [*****] but less than or equal to [*****] and

(iii)	[*****] of such annual Net Sales exceeding [*****].

Each of the royalty tiers set forth in (i)- (iii) above shall be determined by the aggregate total across all non-North American countries of annual Net Sales of a Therapeutic Product Covered by a Valid Patent Claim in the country of sale.

5.5.3 For Net Sales of Therapeutic Products that contain as an active ingredient an [*****] that is (i) owned or Controlled by ACI or (ii) is generated by Genentech using proprietary screening technology within the ACI IP Rights and such Therapeutic Product is not Covered by a Valid Patent Claim within the ACI IP Rights in the country of sale, a royalty equal to [*****] of the applicable royalty that would otherwise be payable under Sections 5.5.1 or 5.5.2, provided, however, that royalty payment obligations under this Section 5.5.3 shall terminate upon the date that is [*****] years from the date of First Commercial Sale of the applicable Therapeutic Product in a country. For the sake of clarity, royalties paid under this Section 5.5.3 shall be mutually exclusive of royalties to be paid under Sections 5.5.1 and 5.5.2; in no event shall royalties be paid under this Section 5.5.3 on Net Sales of Therapeutic Products Covered by a Valid Patent Claim of the ACI IP Rights.

5.6 Diagnostic Product Royalties. In consideration for the rights granted hereunder, in each calendar quarter during the Term of this Agreement in which Genentech records Net Sales of a Diagnostic Product, and subject to and in accordance with the terms and conditions of this Agreement, Genentech shall pay to ACI, on a Diagnostic Product-by-Diagnostic Product and country-by-country basis, as follows:

5.6.1 For Net Sales of Diagnostic Products Covered by a Valid Patent Claim within the ACI IP Rights, an amount equal to [*****] of annual Net Sales.

5.6.2 For Net Sales of Diagnostic Products that contain an [*****] that is (i) owned or Controlled by ACI or (ii) is generated by Genentech using proprietary screening technology within the ACI IP Rights and such Diagnostic Product is not Covered by a Valid Patent Claim within the ACI IP Rights, a royalty equal to [*****] of the applicable royalty that would otherwise be payable under Section 5.6.1 provided, however, that royalty payment obligations under this Section 5.6.2 shall terminate upon the date that is [*****] years from the date of First Commercial Sale of the applicable Diagnostic Product in a country. For the sake of clarity, royalties paid under this Section 5.6.2 shall be mutually exclusive of royalties

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to be paid under Sections 5.6.1; in no event shall royalties be paid under this Section 5.6.2 on Net Sales of Diagnostic Products Covered by a Valid Patent Claim of the ACI IP Rights.

5.7 Timing of Payments. All payments due under Sections 5.5 and 5.6 shall be paid in quarterly installments and be paid within [*****] days following the end of each calendar quarter.

5.8 Deductions from Payments. If in Genentech’s reasonable business judgment it is necessary to obtain a license under a issued patent of a Third Party in connection with the research, development, manufacture, distribution, use, sale, import or export of a Therapeutic Product, [*****], including fee, royalty or other payment, against the royalties payable pursuant to Sections 5.5 and 5.6 above; provided, that [*****]

5.9 Additional Royalty Terms.

5.9.1 Single Royalty. Notwithstanding anything herein to the contrary, with respect to any Licensed Product only a single royalty payment shall be due and payable, regardless if such Licensed Product is covered by more than one Valid Patent Claim or contains more than one component Covered by a Valid Patent Claim.

5.9.2 Royalty Term; Fully Paid Licenses. Where tied to a Valid Patent Claim, royalties under this Article 5 are payable only during time periods in which sale of the applicable Licensed Product is Covered by a Valid Patent Claim in the applicable country. Upon expiration of the obligation to pay royalties for a particular Licensed Product in a given country under Section 5.5 and Section 5.6, the licenses granted to the Party under this Agreement with respect to such Licensed Product in such country shall become fully paid and irrevocable.

ARTICLE 6: REPORTS, AUDITS AND FINANCIAL TERMS

6.1 Reports.

6.1.1 RSP Reports for Research Support Payments. Within [*****], ACI shall provide to Genentech a RSP Report for the preceding calendar quarter, which RSP Report details (i) for FTEs: the FTEs committed to the Research Program during that calendar quarter, the identity of the individuals included within those FTEs, the percentage of an FTE that each individual represents, and a brief summary of the work performed; and for CROs: a list of the CROs performing activities during that calendar quarter, a brief summary of the work performed by each CRO and the amounts paid to each CRO by ACI during that calendar quarter. Information in those RSP Reports will be used to adjust quarterly Research Support Payments.

6.1.2 Royalty Reports. Within [*****] days after the end of each calendar quarter in which a royalty payment under Article 5 is required to be made, Genentech shall send to ACI a report of Net Sales of the Licensed Products for which a royalty is due, which report sets forth for such calendar quarter the following information: (i) total Net Sales of all Licensed Products sold in the Territory during such calendar quarter, (ii) Net Sales on a country-by-country basis, (iii) the exchange rate used to convert Net Sales from the currency in which they are earned to United States dollars and (iv) the total royalty payments due.

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6.2 Additional Financial Terms.

6.2.1 Currency. All payments to be made under this Agreement shall be made in United States dollars. Upon ACI’s request Genentech shall pay royalties to ACI in an alternate currency corresponding to actual Net Sales provided that such payment does not impose any additional expense on Genentech. Amounts invoiced in a currency other than dollars must be expressed in the United States dollar equivalent as well as any local currency. Net Sales outside of the United States shall be first determined in the currency in which they are earned and shall then be converted into an amount in United States dollars. All currency conversions shall use the conversion rate reported by the last print edition of Reuters, Ltd. on [*****] for which such payment is being determined.

6.2. Payment Type. Amounts paid by one Party to the other under this Agreement shall be paid in U.S. dollars, in immediately available funds, by means of wire transfer to an account identified by the payee.

6.2.3 Withholding of Taxes. Each Party may withhold from payments due to the other Party amounts for payment of any withholding tax that is required by law to be paid to any taxing authority with respect to such payments. The Party withholding the tax shall provide to the other Party all relevant documents and correspondence, and shall also provide to the Party from whose payment that tax was withheld any other cooperation or assistance on a reasonable basis as may be necessary to enable that Party subject to withholding to claim exemption from such withholding taxes and to receive a full refund of such withholding tax or claim a foreign tax credit. The Party withholding the tax shall give proper evidence from time to time as to the payment of such tax. The Parties shall cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include Genentech making payments from a single source in the U.S., where possible.

6.2.4 Late Payments. Any amounts not paid within [*****] days after the date due under this Agreement are subject to interest from the date due through and including the date upon which payment is received. Interest is calculated, over the period between the date due and the date paid, at a rate equal to [*****]

6.2.5 Blocked Currency. If, at any time, legal restrictions prevent the prompt remittance of part or all royalties with respect to any country where a Licensed Product is sold, payment shall be made through such lawful means or methods as the Party paying may determine. When in any country, the law or regulations prohibit both the transmittal and deposit of royalties or other payments, the Party paying shall continue to report all such amounts, but may suspend payment for as long as such prohibition is in effect. As soon as such prohibition ceases to be in effect, all amounts that would have been obligated to be transmitted or deposited, but for the prohibition, shall forthwith be deposited or transmitted promptly.

6.3 Accounts and Audit.

6.3.1 Records. Each Party shall keep full, true and accurate books of account containing the particulars of Net Sales, the calculation of royalties and Research Support Payments for FTEs. Each Party shall keep such books of account and the supporting data and other records at its principal place of business. Such books and records must be maintained available for examination in accordance with this Section for [*****] calendar years after the end of the calendar year to which they pertain, and otherwise as reasonably required to comply with GAAP.

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6.3.2 Appointment of Auditor. Each Party may appoint an internationally-recognized independent accounting firm reasonably acceptable to the audited Party to inspect the relevant books of account of the audited Party to verify any reports or statements provided, or amounts paid or invoiced (as appropriate), by that audited Party. The independent accounting firm (and any individuals, if applicable) appointed to perform the examination under this Agreement must execute a confidential disclosure agreement with the audited Party, or otherwise be subject to terms governing non-use and non-disclosure of information that the audited Party has agreed in writing are acceptable.

6.3.3 Procedures for Audit. Each Party may exercise its right to have the other Party’s relevant records examined only during the [*****] year period during which the audited Party is required to maintain records, no more than once in any consecutive [*****] calendar quarter period, and only once with respect to records covering any specific period of time. The audited Party is required to make its records available for inspection only during regular business hours, only at such place or places where such records are customarily kept, and only upon receipt of at least [*****] days written advance notice from the other Party.

6.3.4 Audit Report. The independent accountant will be instructed to provide an audit report containing its conclusions regarding the audit, and specifying whether the amounts paid were correct, and, if incorrect, the amount of any underpayment or overpayment. The independent accountant further will be instructed to provide that audit report first to the audited Party, and will be further instructed to redact any proprietary information of the audited Party not relevant to the calculation of royalties or Research Support Payments prior to providing that audit report to the other Party. That audit report shall be deemed to be Confidential Information of the audited Party, and used only for purposes germane to this Section.

6.3.5 Underpayment and Overpayment. After review of the auditor’s report: (i) if there is an uncontested underpayment by the audited Party for the period in question, then the audited Party shall pay to the other Party the full amount of that uncontested underpayment, and (ii) if there is an uncontested overpayment by the audited Party for the period in question, then the other Party shall provide to the audited Party a credit against future payments (such credit equal to the full amount of that overpayment), or, if the audited Party is not obligated to make any future payments, then the other Party shall pay to the audited Party the full amount of that overpayment. Contested amounts are subject to dispute resolution under Article 13. If the total amount of any underpayment (as agreed to by the audited Party or as determined under Article 13) exceeds [*****] of the amount previously paid by the audited Party for the period subject to audit (as long as that period is at least [*****] consecutive calendar quarters), then the audited Party shall pay the reasonable costs for the audit.

6.4 Rights Regarding Consolidation of ACI Financial Data. If, at any time during the term of this Agreement, compliance with any term or condition of this Agreement would, in Genentech’s opinion and with the concurrence of Genentech’s independent auditors, require Genentech to consolidate ACI within Genentech’s financial statements in order to comply with Accounting Standards in effect at that time, then upon Genentech’s request, ACI shall provide to Genentech (a) ACI’s unaudited quarterly consolidated financial statements, prepared in accordance with United States Generally Accepted Accounting Principals (i.e., balance sheet, income statement and statement of cash flows) for each calendar quarter within [*****] days after the end of the calendar quarter, and (b) subject to the obligations under Article 12 regarding Confidential Information, ACI’s forecasted results for a given calendar quarter, based on its best available estimates, no earlier than [*****] days prior to, and no later than [*****] days prior to, the close of such calendar quarter. Those forecasted results must be based on at least [*****] months of actual results and will encompass all of the financial statements noted above. [*****] shall reimburse [*****] in complying with this Section 6.4, up to a maximum of [*****] calendar quarter for which financial statements are prepared by ACI in accordance with United States

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Generally Accepted Accounting Principals. Notwithstanding anything to the contrary, upon Genentech’s initial request to consolidate ACI financial data under this provision, ACI may provide the initial unaudited quarterly financial statements prepared in accordance with IFRS (and not United States Generally Accepted Accounting Principals) provided that ACI provide all reasonable assistance to Genentech in the restatement of such initial financial statements.

ARTICLE 7: INTELLECTUAL PROPERTY; PATENT PROSECUTION AND MAINTENANCE

7.1 Disclosure of Inventions.

7.1.1 ACI shall promptly disclose to Genentech any inventions or other Know-How created, discovered, conceived or reduced to practice pursuant to the Research Program and the activities in the Research Plan. During the Research Term and the remainder of the Term of the Agreement, ACI shall disclose to Genentech all Patents within ACI IP Rights and Program IP Rights (including in each case, any such Patents of which ACI acquires Control after the Effective Date).

7.1.2 Promptly after the Effective Date, ACI shall deliver to Genentech copies of all patent applications, amendments, correspondence with patent offices and information relating to Patents within the ACI IP Rights. ACI shall timely deliver to Genentech within [*****] days of its receipt, copies of any patent applications, amendments, correspondence or other materials that ACI receives following the Effective Date from the U.S. Patent and Trademark Office and all other patent offices relating to the Patents within the ACI IP Rights.

7.2 Ownership of IP Rights.

7.2.1 Program IP Rights. As between the Parties, (i) Program IP Rights that are invented by employees of ACI solely (or jointly with a Third Party subcontractor of ACI) (“ACI Program IP Rights”) will be solely owned by ACI; (ii) Program IP Rights that are invented by employees of Genentech solely (or jointly with a Third Party subcontractor of Genentech) (“Genentech Program IP Rights”) will be solely owned by Genentech; and (iii) Program IP Rights that are invented by an employee of Genentech (or a Third Party subcontractor of Genentech) and an employee of ACI (or a Third Party subcontractor of ACI) jointly (“Joint Program IP Rights”) will be jointly owned by Genentech and ACI. Inventorship for purposes of determining ownership under this Section is determined under Section 7.6.

7.2.2 Joint Ownership. Each Party retains an undivided one-half interest in and to Joint Program IP Rights. ACI shall exercise its ownership rights in and to Joint Program IP Rights, for any field, and including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, only (i) with prior written consent of Genentech, not to be unreasonably withheld; (ii) subject to the licenses under this Agreement; and (iii) in accordance with the restrictions set forth in Section 4.3. Notwithstanding the foregoing, solely with respect to (a) improvements made by the Parties in the performance of activities under the Research Plan to techniques and/or methods consisting of assays, detection methods and screening methods within the ACI IP Rights existing as of the Effective Date and (b) such other techniques and/or methods consisting of assays, detection methods and screening methods made by the Parties in the performance of activities under the Research Plan ( together, the “Improvements”), ACI may freely exploit Joint Program IP Rights that constitute Improvements for uses outside the Genentech Field without obtaining Genentech’s prior consent. This Agreement shall be understood to be a joint research agreement in accordance with 35 U.S.C. § 103(c)(3) to develop [*****] for use in and outside the Genentech Field, provided that neither Party shall be required by this reference to have any Patent take advantage of or become subject to such § 103(c)(3) except in accordance with the provisions of this Article 7 regarding Prosecution and Maintenance of such Patent.

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7.3 Assignments.

7.3.1 ACI. ACI shall require all of its employees, contractors and agents, and any Affiliates and Third Parties working on its behalf under this Agreement (and their respective employees, contractors and agents), to assign to ACI any Program IP Rights and ACI IP Rights, created, discovered, conceived or reduced to practice by such employees, contractors or agents or Affiliates or Third Parties.

7.3.2 Genentech. Genentech shall require all of its employees, contractors and agents, and any Affiliates and Third Parties working on its behalf under this Agreement (and their respective employees, contractors and agents), to assign to Genentech any Program IP Rights, created, discovered, conceived or reduced to practice by such employees, contractors or agents or Affiliates or Third Parties.

7.3.3 Cooperation. The Parties shall cooperate with each other to effectuate ownership of any intellectual property rights as set forth in this Agreement, including, but not limited to, by executing and recording documents.

7.4 Patent Prosecution and Maintenance.

7.4.1 Definition. For purposes of this Section 7.4.1, “Prosecution and Maintenance” or “Prosecute and Maintain,” with regard to a particular Patent, means the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, applications for patent term extensions and the like with respect to that Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to that Patent.

7.4.2 Genentech Controlled Prosecution and Maintenance. As between the Parties, Genentech shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Genentech IP Rights, but excluding [*****] and [*****].

7.4.3 Prosecution and Maintenance of ACI IP Rights and Program IP Rights. Subject to the provisions of this Section and Section 7.4.5, ACI and Genentech shall select a mutually agreeable outside counsel (“Outside Patent Counsel”) to be responsible for the Prosecution and Maintenance of ACI IP Rights and Program IP Rights.

(a) Cooperation. With respect to Patents within the ACI IP Rights and Program IP Rights, the Parties shall cooperate and assist each in the Prosecution and Maintenance of such Patents as set forth below and in Section 7.4.4.

(b) As soon as one of the Parties determines that it wishes to file a patent application covering any such invention within the ACI IP Rights or Program IP Rights, it shall promptly inform the other Party thereof. With respect thereto, the Parties shall promptly engage the Outside Patent Counsel to draft a patent application for such invention and to make a preliminary determination of inventors, and scope of claims. The Parties shall instruct the Outside Patent Counsel to provide to each Party a copy of such patent application for review and comments by the Parties, and such Outside Patent Counsel shall be instructed to reasonably consider the comments of both Parties.

(c) The Outside Patent Counsel shall be instructed to (i) keep the Parties informed as to the filing, and Prosecution and Maintenance (including those involving in which countries to initiate or continue prosecution (including validation), the question of the scope of, the issuance of, the rejection of, an interference involving, or an opposition to any such patent application or resulting Patent) of, such Patents, such that each Party has sufficient time to review and comment upon any documents intended for submission

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to any patent office; (ii) furnish to each Party a copy of the patent application and copies of documents relevant to such Prosecution and Maintenance, including copies of correspondence with any patent office, foreign associates, and outside counsel; and (iii) reasonably consider and incorporate comments of the Parties on documents filed with any patent office. In addition, the Outside Patent Counsel shall provide the Parties with a report, no less frequently than once per calendar quarter (or as otherwise mutually agreed by the Parties), listing all Patents within ACI IP Rights and Program IP Rights, identifying them by country and patent or application number, and briefly describing the status thereof.

(d) The Outside Patent Counsel shall be instructed to advise and consult with each Party promptly after receiving any substantial action or development in the prosecution of any patent application it is responsible for prosecuting pursuant to Section 7.4.3(a) (in particular any actions or developments concerning in which countries to initiate or continue prosecution (including validation), questions of the scope, issuance or rejection of, any interference involving, any such patent application or any opposition to any such patent application or resulting patent).

7.44 Consultation and Cooperation. Generally, the Parties shall cooperate with and assist each in the Prosecution and Maintenance of Patents within the ACI IP Rights and Program IP Rights, including (i) consulting with the other Party promptly after receiving any substantial action or development in the prosecution of any such Patent, (ii) making scientists and scientific records reasonably available, and (iii) making reasonably available its respective authorized attorneys, agents or representatives. In addition, each Party shall sign or use its best efforts to have signed and delivered, at no charge to the other Party, all documents necessary in connection with such Prosecution and Maintenance.

7.4.5 Abandonment of Prosecution and Maintenance. With respect to Patents within the ACI IP Rights and Program IP Rights, if a Party (the “Electing Party”) elects not to Prosecute and Maintain such Patents (whether worldwide or with respect to any particular country), including electing not to file a patent application with respect thereto or to allow any such Patents to lapse or become abandoned or unenforceable, then the Electing Party shall promptly notify the other Party (the “Non-Electing Party”) in writing (which such notice shall be at least [*****] days prior to the lapse or abandonment of any such Patent). Thereafter, the Non-Electing Party may, but is not required to, undertake, at its sole expense and in its sole discretion, the Prosecution and Maintenance of such Patents. In the event that the Non-Electing Party undertakes such Prosecution and Maintenance, (i) the Electing Party shall assign all right, title and interest in and to such Patents to the Non-Electing Party, (ii) Electing Party shall cooperate as set forth in Section 7.4.4, and (iii) notwithstanding anything in this Agreement to the contrary, such Patents shall no longer serve as the basis of any royalty obligation to the Electing Party under this Agreement.

7.4.6 Costs. Unless otherwise mutually agreed by the Parties, both during and after the Term of this Agreement, all costs of prosecuting and maintaining Genentech IP Rights shall be Genentech’s sole responsibility. Genentech shall bear [*****] of the costs of prosecuting and maintaining all ACI IP Rights and Program IP Rights and ACI shall bear [*****] of such costs.

7.4.7 Good Faith. Without in any way limiting the foregoing, including Section 7.4.3(a), the Parties shall use reasonable efforts and act in good faith to assist and advise the other and the Outside Patent Counsel in connection with the Prosecution and Maintenance of Patents within the ACI IP Rights and Program IP Rights, and to mutually seek opportunities to prepare and file patent applications for such Patents, with the Parties goal being in each instance to try, where appropriate, to obtain the broadest Patent protection that is reasonably available.

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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7.5 Patent Interferences. If an interference is declared by the U.S. Patent and Trademark Office (a) between (i) a claim in one or more Patents within the ACI IP Rights or Program IP Rights and (ii) a claim in one or more Patents within the Genentech IP Rights, where at least one of such claims would, but for the licenses in this Agreement, be infringed by the making, using, offering for sale, selling or importing of a [*****] or Licensed Product; then the Parties shall in good faith establish within [*****] days of the declaration of such interference, or such other time as agreed upon, a mutually agreeable process to resolve such interference in a reasonable manner (including control and cost sharing), in conformance with all applicable legal standards.

7.6 Inventorship. Any determination of inventorship with respect to any Patent within the ACI IP Rights, Program IP Rights, or Genentech IP Rights shall be made in accordance with the applicable United States patent laws.

7.7 Consequences of [*****]

7.7.1 Termination on [*****]. ACI shall have the right to terminate this Agreement, to the extent permitted by applicable law and regulation, by written notice effective upon receipt by Genentech if Genentech or its Affiliates directly, or indirectly through material assistance knowingly granted to a Third Party, (i) initiates or requests an [*****] (ii) makes, files or maintains any [*****] of, or [*****], in each case with respect to any [*****] (each such action a [*****]). Prior to exercising such right, ACI shall first provide Genentech with written notice regarding the occurrence of any [*****] (“Notice of [*****]”). Provided that (i) the [*****] is reversible, and (ii) Genentech is able to obtain a full and complete [*****] of the [*****] within [*****] days following Genentech’s receipt of the Notice of [*****], and (iii) no substantial [*****] to the [*****] has been caused by the [*****] prior to such withdrawal, then ACI may not terminate this Agreement pursuant to this Section 7.7.1. For the avoidance of doubt, [*****] does not include, and termination by ACI under this Section 7.7.1 is not permitted for, (i) any action undertaken by Genentech or its Affiliates in any [*****] if such [*****] was provoked, requested or otherwise commenced by a third party without material assistance knowingly granted by Genentech or its Affiliates; (ii) any [*****] by Genentech or its Affiliates as [*****] or other action made, filed or maintained by ACI, ACI’s Affiliate(s) and/or ACI Licensee(s), including where such [*****] of or by any Genentech activity with respect to ACI IP Rights, including without limitation any [*****] by Genentech or its Affiliates that the making, using, selling, offering for sale and importation of any [*****] and/or Licensed Product(s) do not [*****] ACI IP Rights.

7.7.2 Sublicensees. Genentech will include in all agreements granting sublicenses of Genentech’s rights hereunder a provision that if the sublicensee or its Affiliates undertake a [*****] with respect to any Patents within the ACI IP Rights under which the sublicensee is sublicensed, Genentech will be permitted to terminate such sublicense agreement. If a sublicensee of Genentech (or an Affiliate of such sublicensee) undertakes a [*****] of any such Patent under which such sublicensee is sublicensed, then Genentech within [*****] days of receipt of written notice from ACI providing sufficient details regarding such [*****] will terminate the applicable sublicense agreement, to the extent permitted by applicable law and regulation, provided that Genentech may delay such termination for a reasonable period of time if necessary to secure an alternate Genentech Licensee. If Genentech fails to so terminate such sublicense agreement, ACI will give Genentech written notice of such breach, and if Genentech does not cure the breach within [*****] days, ACI may terminate this Agreement.

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ARTICLE 8; ENFORCEMENT OF IP RIGHTS; DEFENSE OF THIRD PARTY INFRINGEMENT CLAIMS

8.1 Notice. Each Party shall promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of the ACI IP Rights or Program IP Rights by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of the ACI IP Rights or Program IP Rights, and shall, along with such notice, supply the other Party with all evidence in its possession pertaining thereto. In addition, ACI shall promptly notify Genentech, in writing, upon learning of any actual or suspected infringement of the Genentech IP Rights by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of the Genentech IP Rights, and shall, along with such notice, supply Genentech with all evidence in its possession pertaining thereto.

8.2 Infringement Action.

8.2.1 Genentech IP Rights. As between the Parties, Genentech shall have at its own cost the sole right, but not the obligation, to seek to abate any actual or suspected infringement of the Genentech IP Rights by a Third Party, or to file suit against any such Third Party. ACI shall cooperate with Genentech (as may be reasonably requested by Genentech), including, if necessary, by being joined as a party.

8.2.2 ACI IP Rights and Program IP Rights. Genentech shall have at its own cost the first right, but not the obligation, to seek to abate any actual or suspected infringement of the ACI IP Rights, ACI Program IP Rights and ACI’s interest in the Joint Program IP Rights by a Third Party, or to file suit against any such Third Party. If Genentech does not commence an infringement action against the alleged or threatened infringement at least [*****] Business Days before the time limit, if any, set forth in appropriate laws and regulations for filing of such actions, then ACI may commence litigation with respect to the alleged or threatened infringement at its own expense; provided, that ACI shall not initiate such litigation if enforcement of such patent rights would have a material adverse effect on the development, commercialization, or commercial value of Licensed Products pursuant to this Agreement.

8.3 Settlement. [*****] may not settle or consent to an adverse judgment in any action described in Section 8.2, including any judgment which affects the scope, validity or enforcement of any ACI IP Rights or ACI Program IP Rights, without the [*****] (such [*****]), except that [*****] may settle or consent to an adverse judgment to any action described in Section 8.2 without [*****] to the extent such settlement or consent judgment does not (i) impose a financial obligation on [*****] or (ii) affect the scope, validity or enforcement of any [*****] or [*****] or (iii) result in a reduction of the royalty income for [*****], except to the extent otherwise provided in accordance with Section 5.8.

8.4 Damages. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 11, all monies recovered upon the final judgment or settlement of any action described in Section 8.2, shall be used: (i) first, to reimburse [*****], on a pro rata basis for its out-of-pocket expenses relating to the action; (ii) second, any remaining balance that represents compensation for lost sales, a reasonable royalty or lost profits, shall be retained by or paid to [*****], subject to the payment of royalties on such amounts pursuant to Article 5; and (iii) third, any remaining amount that represents additional damages (for example, enhanced or punitive damages) shall be retained by [*****].

8.5 Third Party Suits. In the event that a Third Party shall make any claim or bring any suit or other proceeding against Genentech, or any of its Affiliates, Genentech Licensees or customers, for infringement or misappropriation of any intellectual property rights with respect to the research, development,

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making, using selling, offering for sale, import or export of any [*****] or Licensed Product, [*****] shall have the right to defend and control the defense of such claim, suit or other proceeding as well as to initiate and control any counterclaim or other similar action at its own cost and expense. [*****] shall fully cooperate with [*****] in defense of such claim, suit or other proceeding, including by being joined as a party. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 11, the provisions of Sections 8.3 and 8.4 shall apply to any proceeding covered by this Section 8.5, except that the negotiation of any license from the Third Party shall be subject to Section 5.8.

ARTICLE 9: TERM AND TERMINATION

9.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless sooner terminated by mutual agreement or pursuant to any other provision of this Agreement, shall terminate on the date on which all obligations under this Agreement between the Parties with respect to the payment of milestones or royalties with respect to Licensed Products have passed or expired.

9.2 Termination.

9.2.1 Material Breach. Either Party may terminate this Agreement for any material breach by the other Party, provided that the terminating Party gives the breaching Party written notice of such breach and the breach remains uncured after the expiration of [*****] days (or [*****] days if such breach relates solely to the payment of amounts due hereunder) after such written notice was given.

9.2.2 Bankruptcy. Genentech shall have the right to terminate this Agreement upon written notice to ACI, in the event that ACI seeks protection of any bankruptcy or insolvency law, a proceeding in bankruptcy or insolvency is filed by or against ACI and is not dismissed within [*****] days, or there is an adjudication by a court of competent jurisdiction that ACI is bankrupt or insolvent. ACI shall have the right to terminate this Agreement upon written notice to Genentech, in the event that Genentech seeks protection of any bankruptcy or insolvency law, a proceeding in bankruptcy or insolvency is filed by or against Genentech and is not dismissed within [*****] days, or there is an adjudication by a court of competent jurisdiction that Genentech is bankrupt or insolvent.

9.2.3 Termination for Convenience. Genentech may terminate this Agreement at any time after the [*****] anniversary of the Effective Date, with or without cause, upon [*****] months advanced written notice to ACI.

9.2.4 Change of Control. Genentech may terminate this Agreement in accordance with Section 14.2.

9.3 Effect of Termination or Expiration.

9.3.1 Upon termination of this Agreement by ACI pursuant to Section 9.2.1 for material breach by Genentech of its diligence obligations under Section 3.2, its payment obligations under Sections 5.1 and 5.3 -5.6 or for a [*****] under Section 7.7.1 or by Genentech pursuant to Section 9.2.3, (i) all rights and licenses granted to Genentech under Article 4 shall immediately terminate; (ii) upon request by ACI and subject to the Termination Royalties described in Section 9.4 below, Genentech shall provide a Product Reversion Package to ACI to support the continued development and commercialization of Licensed Products (each a “Termination Product”); (iii) upon request by ACI, Genentech shall continue to manufacture and supply to ACI for a period of [*****] years such Termination Products that are, as of the date of such termination, in clinical development or sold commercially, such supply to be reimbursed by [*****] at a cost equal to [*****] fully burdened manufacturing cost plus [*****]. Any sublicense granted to

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a Genentech Licensee outside the United States shall survive termination of this Agreement under this Section 9.3.1, provided that such Genentech Licensee (i) is not, on the effective date of such termination, in breach of any provisions of its sublicense agreement that materially affect ACI; (ii) agrees, in a subsequent writing, to perform and deliver directly to ACI all obligations and payments that would be due to ACI under this Agreement with respect to matters within the scope of such sublicense; and (iii) agrees, in a subsequent writing, that, regardless of Genentech’s rights and obligations to such Genentech Licensee under such sublicense, ACI’s rights and obligations to such Genentech Licensee shall be no different than ACI’s rights and obligations to Genentech under this Agreement

9.3.2 Upon termination by Genentech pursuant to Section 9.2.1 for material breach by ACI, Section 9.2.2, or Section 9.2.4, Genentech may elect, in its sole discretion, to terminate this Agreement in its entirety or to partially terminate this Agreement in accordance with the terms of Section 9.3.2 (a).

(a) Partial Termination. Upon Genentech’s election to partially terminate this Agreement, (i) all rights and licenses granted to ACI under Article 4 shall immediately terminate, (ii) the rights and obligations of the Parties under the following sections of this Agreement shall survive such termination: Articles 3 (except Section 3.1.4), 4 (except Section 4.2), 5 (except Section 5.2), 6 (except Section 6.1.1), 7, 8, 9, 10 11, 12, 13, and 14, but in all cases the surviving provisions shall be interpreted to exclude the subject matter of non-surviving terms, and (iii) all Genentech Confidential Information, data and materials provided to ACI under this Agreement shall be returned to Genentech or destroyed, at Genentech’s option.

(b) Partial Termination Upon Specific Breach Events. In the case that the ACI breach that gave rise to a partial termination of this Agreement in accordance with Section 9.3.2(a) was a breach of any of the following provisions: Sections 2.3.2 (except to the extent that the breach of the provision by ACI is based on the unavailability of biological material due to a scientific or technical obstacle, i.e., destruction of a cell line, not caused by the gross negligence or willful misconduct of ACI), 3.1.1, 4.1, 4.3.1, 8.2, 10.1 (except Section 10.1.1(e)) or Article 12, then, (i) the surviving provision set forth in Section 9.3.2(a) shall be modified to provide that Section 3.2 will not survive such partial termination; (ii) upon the First Commercial Sale of a Licensed Product by Genentech, the payments made by Genentech under Sections 5.3 and 5.4 shall be creditable against royalty payments due to ACI under Sections 5.5 and 5.6 subject to clause (c)(i) of this Section 9.3.2: and (iii) Genentech shall have no obligation to pay royalties on Net Sales of Licensed Product under Sections 5.5.3 or 5.6.2, subject to clause (c)(ii) of this Section 9.3.2.

(c) Upon the First Commercial Sale of a Licensed Product by Genentech, ACI may initiate an arbitration procedure under Section 13.2 for the limited determinations described in the following clauses (i) and (ii), in both cases where ACI has the burden of proof.

(i) Milestone Offsets. If ACI establishes that the total damage amount suffered by Genentech resulting from ACI’s material breach that was the basis of Genentech’s partial termination under Section 9.3.2(b) were less than the total of the milestone payments made to ACI under Sections 5.3 and 5.4, then Genentech shall only be entitled to credit such total damage amount against royalty payments due to ACI under Sections 5.5 and 5.6.

(ii) Royalty. If ACI establishes that the material breach that was the basis of Genentech’s partial termination under Section 9.3.2(b) did not have a material adverse effect on the value on the scope, validity or enforceability of the ACI IP Rights or the market exclusivity granted by such rights, in each case in the Genentech Field, then notwithstanding clause (iii) of Section 9.3.2(b), Genentech’s obligation to pay royalties to ACI in accordance with Sections 5.5.3 or 5.6.2 shall continue.

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9.3.3 Termination or expiration of this Agreement, through any means and for any reason, shall not relieve the Parties of any obligation accruing prior thereto, including the payment of all sums due and payable, and shall be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of any of the provisions of this Agreement.

9.4 Termination Royalties. Subsequent to termination as described in Section 9.3.1 and in consideration of the data and information provided to ACI by Genentech thereunder, in each calendar quarter in which ACI records Net Sales of a Termination Product, ACI shall pay to Genentech, on a Termination Product-by-Termination Product and country-by-country basis, an amount equal to:

9.4.1 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.2 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.3 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.4 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.5 [*****] of annual Net Sales of Termination Products that are [*****] and

9.4.6 [*****] of annual Net Sales of Termination Products that are [*****]

9.4.7 For Net Sales of Termination Products not Covered by a Valid Patent Claim within the Genentech IP Rights in the country of sale, a royalty equal to [*****] of the applicable royalty that would otherwise be payable under Sections 9.4.1-9.4.6, provided, however, that royalty payment obligations under this Section 9.4.7 shall terminate upon the date that is [*****] years from the date of First Commercial Sale of the applicable Termination Product in a country. For the sake of clarity, royalties paid under this Section 9.4.7 shall be mutually exclusive of royalties to be paid under Sections 9.4.1-9.4.6; in no event shall royalties be paid under this Section 9.4.7 on Net Sales of Termination Products Covered by a Valid Patent Claim of the Genentech IP Rights.

9.5 Survival. In addition to as set forth in Section 9.3 and otherwise explicitly set forth in this Agreement, Articles 1, 11, 12 and 13 and Sections 7.2, 7.3, 9.3, 9.4, 9.5 and 10.3, and, as applicable, Article 6 shall survive expiration or termination of this Agreement for any reason.

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ARTICLE 10: REPRESENTATIVE AMD WARRANTIES

10.1 ACI Representations. ACI hereby represents and warrants to Genentech that:

10.1.1 As of the Effective Date, ACI represents that:

(a) ACI has the full right, power and authority, and has obtained all approvals, permits or consents necessary, to enter into this Agreement and to perform all of its obligations and to grant the licenses provided hereunder.

(b) No claims of infringement, misappropriation or other conflict with any intellectual property rights or other rights owned or controlled by any Third Party have been made or, to ACI’s knowledge, threatened with respect to the ACI IP Rights existing as of the Effective Date.

(c) None of the ACI IP Rights existing as of the Effective Date is subject to any outstanding injunction, judgment, order, ruling, or charge, and no claim or action is pending or, to ACI’s knowledge, threatened which challenges the legality, validity, enforceability, use, or ownership of any such ACI IP Rights, and ACI is not aware of any facts or circumstances that indicate a likelihood of the foregoing. As of the Effective Date, no loss or expiration of any of the ACI IP Rights is threatened, pending, or reasonably foreseeable, except for patents expiring at the end of their statutory terms (and not as a result of any act or omission by ACI, including a failure to pay any required maintenance fees).

(d) ACI is not aware (without having made any specific inquiry) of any infringement or misappropriation of the ACI IP Rights existing as of the Effective Date by any Third Party.

(e) ACI has, up through and including the Effective Date, made available to or provided Genentech with copies of all material information and, as requested in writing by Genentech, with copies of all books, records and data, in each case with respect to the ACI IP Rights and ACI Antibodies, provided that this clause (e) is exclusive of information that was excluded from disclosure under Paragraph 3 of the Mutual Confidentiality Agreement between the Parties dated July 27, 2006, as amended.

10.1.2 ACI hereby represents and warrants to Genentech that as of the Effective Date and through out the Term:

(a) ACI is the sole and exclusive owner of the ACE IP Rights existing as of the Effective Date free and clear of any liens or encumbrances.

(b) ACI has not, prior to the Effective Date, entered into and shall not, following the Effective Date, enter into any agreement and has not granted any now existing, or agreed to grant any future, license, right or privilege which would adversely affect the rights and licenses granted by ACI to Genentech pursuant to this Agreement.

(c) The intellectual property rights licensed by ACI to Genentech pursuant to this Agreement constitute all Patents, Know-How and other intellectual property rights that are owned or Controlled by ACI or its Affiliates and that (i) relate to Licensed Products and [*****] or (ii) are conceived, reduced to practice or otherwise created by ACI during the conduct of or in connection with activities under the Research Program.

(d) ACI follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants

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and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants and/or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

10.2 Genentech Representations. Genentech hereby represents and warrants the following to ACI:

10.2.1 Genentech has the full right, power and authority, and have obtained all approvals, permits or consents necessary, to enter into this Agreement and to perform all of its obligations hereunder.

10.2.2 Genentech has not, prior to the Effective Date, entered into and shall not, following the Effective Date, enter into any agreement that conflicts in any way with this Agreement or Genentech’s obligations hereunder.

10.2.3 Genentech follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants and/or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

10.3 DISCLAIMER. THE WARRANTIES SET FORTH IN SECTIONS 10.1 AND 10.2 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, NON-INFRINGEMENT AND ALL SUCH OTHER WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

ARTICLE 11: INDEMNIFICATION

11.1 Indemnification by ACI. ACI shalt defend, indemnify and hold harmless Genentech and its Affiliates and Genentech Licensees and their respective officers, directors, employees and agents from and against any and all Third Party liabilities, claims, suits, and expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent arising out of or attributable to (i) the inaccuracy or breach of any representation or warranty made by ACI under this Agreement, or (ii) the negligence or willful misconduct of ACI, its Affiliates or ACI Licensees, or their respective officers, directors or employees.

11.2 Indemnification by Genentech. Genentech shall defend, indemnify and hold harmless ACI its Affiliates and their respective officers, directors, employees and agents from and against any and all Losses, to the extent arising out of or attributable to (i) the inaccuracy or breach of any representation or warranty made by Genentech under this Agreement, or (ii) the development, marketing, approval, manufacture, packaging, labeling, handling, storage, transportation, use, distribution, promotion, marketing or sale of Licensed Products by Genentech; in each case except to the extent that such Losses are subject to indemnification pursuant to Section 11.1.

11.3 Procedure. The indemnities set forth in this Article 11 are subject to the condition that the Party seeking the indemnity shall forthwith notify the indemnifying Party on being notified or otherwise made aware of a liability, claim, suit, action or expense and that the indemnifying Party defend and control any proceedings with the other Party being permitted to participate at its own expense (unless there shall be a conflict of interest which would prevent representation by joint counsel, in which event the indemnifying Party shall pay for the other Party’s counsel); provided, that, the indemnifying Party may not settle the liability, claim, suit, action or expense, or otherwise consent to any judgment, without the written consent of the other Party (such consent not to be unreasonably withheld).

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11.4 Insurance.

11.4.1 Coverage. Each Party shall maintain, at its own cost, the insurance coverages set forth in this Section 11.4; provided, however, Genentech has the right, in its sole discretion, to self-insure in part or in whole for any such coverage.

11.4.2 ACI. ACI shall have and maintain such type and amounts of Third Party Liability, Commercial General Liability (including contractual liability) and Products Liability insurance as is both (i) required under the laws of Switzerland and (ii) otherwise normal and customary in the biotechnology industry generally for parties similarly situated.

11.4.3 Genentech. Genentech shall maintain on an ongoing basis coverage for Products Liability and Completed Operations including coverage for Clinical Trials, in the minimum amount of [*****] per occurrence, combined single limit for bodily injury and property damage liability.

11.4.4 Additional Requirements. Except to the extent that Genentech self-insures as authorized under Section 11.4.1, the following provisions apply:

(a) All insurance coverages shall be primary insurance with respect to each Party’s own participation under this Agreement, and shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-XII or better.

(b) Such Party shall maintain the insurance coverage for at least [*****] years following such Party’s completing the performance of its obligations under this Agreement.

(c) Upon request by the other Party, each Party shall provide to the other Party its respective certificates of insurance evidencing the insurance coverages set forth in Section 11.4.1. Each Party shall provide to the other Party at least [*****] days prior written notice of any cancellation, nonrenewal or material change in any of the insurance coverages. Each Party shall, upon receipt of written request from the other Party, provide renewal certificates to the other Party for as long as such Party is required to maintain insurance coverages hereunder.

11.5 LIMITATION ON DAMAGES. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER HEREUNDER FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES (INCLUDING LOSS OF PROFITS) WHETHER BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT OR ANY OTHER LEGAL THEORY. THE FOREGOING LIMITATIONS WILL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND WILL NOT LIMIT EITHER PARTY’S LIABILITY TO THE OTHER PARTY UNDER ARTICLES 11 (INDEMNIFICATION) AND 12 (CONFIDENTIALITY) OF THIS AGREEMENT.

ARTICLE 12: CONFIDENTIALITY

12.1 Confidential Information. During the Term of this Agreement and for [*****] thereafter without regard to the means of termination: (i) ACI shall not use, for any purpose other than the purpose of this Agreement, or reveal or disclose to any Third Party Genentech Confidential Information or Program Confidential Information; and (ii) Genentech shall not use, for any purpose other than the purpose of this Agreement, or reveal or disclose to any Third Party ACI Confidential Information or Program Confidential

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Information. The Parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

12.2 Exceptions. Notwithstanding the foregoing, a Party may use and disclose Confidential Information (including any Genentech Confidential Information, ACI Confidential Information or Program Confidential Information) as follows:

(a)	if required by applicable law, rule, regulation, government requirement and/or court order; provided, that, the disclosing Party promptly notifies the other Party of its notice of any such requirement and provides the other Party a reasonable opportunity to seek a protective order or other appropriate remedy and/or to waive compliance with the provisions of this Agreement;

(b)	to the extent such use and disclosure occurs in the filing or publication of any patent application or patent on inventions;

(c)	as necessary or desirable for securing any regulatory approvals, including pricing approvals, for any Licensed Products; provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;

(d)	to take any lawful action that it deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement; and

(e)	to the extent necessary, to its Affiliates, directors, officers, employees, consultants, Genentech Licensees or ACI Licensees (as applicable), vendors and clinicians under written agreements of confidentiality at least as restrictive as those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement.

12.3 Certain Obligations. During the term of this Agreement and for a period of [*****] years thereafter and subject to the exceptions set forth in Section 12.2, Genentech, with respect to ACI Confidential Information, and ACI, with respect to Genentech Confidential Information and Program Confidential Information, agree:

(a)	to use such Confidential Information only for the purposes contemplated under this Agreement,

(b)	to treat such Confidential Information as it would its own proprietary information which in no event shall be less than a reasonable standard of care,

(c)	to take reasonable precautions to prevent the disclosure of such Confidential Information to a Third Party without written consent of the other Party, and

(d)	to only disclose such Confidential Information to those employees, agents and Third Party contractors who have a need to know such Confidential Information for the purposes set forth herein and who are subject to obligations of confidentiality no less restrictive than those set forth herein.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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12.4 Disclosures and Public Announcements. Neither Party shall issue any press release or other publicity materials, or make any public presentation with respect to the existence of, or any of the terms or conditions of, this Agreement or the programs or efforts being conducted by the other Party hereunder, in each case without the prior written consent of the other Party. This restriction shall not apply to:

(a)	disclosures to a Party’s attorneys, advisors or investors on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, and

(b)	any future disclosures required by law or regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided that the disclosing Party (i) use all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, request confidential treatment of such information.

12.5 Scientific Publications.

12.5.1 If ACI, including its employees, agents, collaborators or consultants, wishes to make a scientific or technical publication, presentation and/or other related oral disclosure related to ACI IP Rights and Program IP Rights, ACI shall deliver to Genentech a copy of the proposed written publication or an outline of the proposed presentation or oral disclosure at least [*****] days prior to submission for publication, presentation and/or other oral disclosure. Genentech may then (a) request (within [*****] days of the delivery of the publication or outline) modifications to the publication or outline for patent reasons or business reasons, and ACI shall make such modifications, (b) delete (within [*****] days of the delivery of the publication or outline) any trade secrets or Confidential Information of Genentech included in that publication or outline, and/or (c) request (within [*****] days of the delivery of the publication or outline) a reasonable delay of no more than [*****] days from the date such delay is requested by Genentech in publication, presentation and/or other oral disclosure to protect know-how and patentable subject matter. In the event that the ACI does not receive any response from Genentech with respect to the ACI’s proposed written publication or outline of the proposed presentation or oral disclosure within [*****] days of the delivery of the publication or outline, subject to the terms of this Agreement, ACI shall be free to publish, present or otherwise orally disclose the information contained in such publication or outline.

12.5.2 If Genentech, including its employees, agents or consultants, wishes to make a scientific or technical publication, presentation and/or other related oral disclosure related to ACI IP Rights, Genentech shall deliver to ACI a copy of the proposed written publication or an outline of the proposed presentation or oral disclosure at least [*****] days prior to submission for publication, presentation and/or other oral disclosure. ACI may then (a) request (within [*****] days of the delivery of the publication or outline) modifications to the publication or outline for patent reasons, and Genentech shall make such modifications, (b) delete (within [*****] days of the delivery of the publication or outline) any trade secrets or Confidential Information of ACI included in that publication or outline, and/or (c) request (within [*****] days of the delivery of the publication or outline) a reasonable delay of no more than [*****] days from the date such delay is requested by ACI in publication, presentation and/or other oral disclosure to protect know-how and patentable subject matter. In the event that Genentech does not receive any response from ACI with respect to Genentech’s proposed written publication or outline of the proposed presentation or oral disclosure within [*****] days of the delivery of the publication or outline, subject to the terms of this Agreement, Genentech shall be free to publish, present or otherwise orally disclose the information contained in such publication or outline.

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12.6 Termination Event. Upon termination, but not expiration, of this Agreement and upon the request of the disclosing Party, the receiving Party shall promptly return to the disclosing Party or destroy all copies of Confidential Information received from such Party, and shall return or destroy, and document the destruction of, all summaries, abstracts, extracts, or other documents which contain any Confidential Information of the other Party in any form, except that each Party shall be permitted to retain a copy (or copies, as necessary) of such Confidential Information (a) for archival purposes, (b) as required by any law or regulation, (c) in the case of ACI, for purposes of exploiting its rights in any Product Reversion Package provided by Genentech pursuant to Section 9.3.1 or (d) in the case of Genentech, for purposes of exploiting its surviving rights pursuant to Section 9.3.2.

ARTICLE 13: ARBITRATION

13.1 Disputes. This Agreement is made on the basis of mutual confidence, and it is understood that the differences, if any, during the life of this Agreement should freely be discussed between the two Parties. The Parties shall initially attempt in good faith to resolve any significant controversy, claim, or dispute arising out of or relating to this Agreement, or its interpretation, performance, nonperformance or any breach of any respective obligations hereunder (hereinafter collectively referred to as a “Dispute”) through negotiations between senior executives of ACI and Genentech (or their respective designee). If the Dispute is not resolved within [*****] days (or such other period of time mutually agreed upon by the Parties) of commencing such face-to-face negotiations, or if the Party against which a claim has been asserted refuses to attend such negotiations or does not otherwise participate in such negotiations within [*****] days (or such other period of time mutually agreed upon by the Parties) from the date of notice of a Dispute, either Party may, by written notice to the other, invoke the provisions of Section 13.2.

13.2 Arbitration. Subject to Sections 13.1 and 13.3, the Parties agree to resolve any Dispute exclusively through binding arbitration conducted under the auspices of the International Chamber of Commerce (the “ICC”) pursuant to the Rules of Arbitration of the International Chamber of Commerce then in effect (the “ICC Rules”). The arbitration shall be conducted in the English language before [*****] arbitrators appointed in accordance with the ICC Rules; provided that at least one such arbitrator shall have had, by the time of the actual arbitration, at least [*****] years of experience as an attorney and experience in the pharmaceuticals industry so as to better understand the legal, business and scientific issues addressed in the arbitration. Unless otherwise mutually agreed by the Parties, any arbitration hereunder it shall be brought at the location of the Party which first received the notice required under Section 13.1. Unless agreed otherwise by the Parties, the Parties shall have [*****] days from the appointment of the last to be appointed of the [*****] arbitrators to present and/or submit their positions to the arbitrators, and the Parties shall have a hearing before the arbitrators within [*****] business days of such submission. The arbitrators shall hear evidence by each Party and resolve each of the issues identified by the Parties. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue which clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [*****] days after conclusion of the hearing, unless otherwise agreed to by the Parties. The Parties shall use all reasonable efforts to keep arbitration costs to a minimum. Each Party must bear its own attorneys’ fees and associated costs and expenses, as well as an equal share of the fees and costs incurred by ICC and the arbitrators. The Parties shall use all reasonable efforts to make witnesses available for the proceedings.

13.3 Subject Matter Exclusions. Notwithstanding the foregoing, the provisions of Sections 13.1 and 13.2 shall not apply to any Dispute relating to: (i) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory; or (ii) the determination of validity of claims or claim interpretation relating to a Party’s patents, trademarks or copyright. Notwithstanding anything to the contrary in the foregoing provision of this Section 13.3, any Dispute relating to Genentech and/or its Affiliate(s)’s assertion of

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non-infringement of or by any of its activities with respect to ACI IP Rights, including without limitation any assertion by Genentech or its Affiliates that the making, using, selling, offering for sale and importation of any [*****] and/or Licensed Product(s) do not infringe ACI IP Rights (“Patent Infringement Dispute”) shall be subject to the provisions of Sections 13.1 and 13.2, provided that at least [*****] of the [*****] arbitrators provided in Section 13.2 shall have had, by the time of the actual arbitration, at least [*****] years of experience as a practicing patent attorney registered to practice before the United States Patent and Trademark Office so as to better understand the patent-related issues addressed in the Patent Infringement Dispute.

13.4 Equitable Relief. Nothing in this Agreement shall be deemed as preventing the Parties from seeking injunctive relief (or other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect either Party’s interests.

ARTICLE 14: MISCELLANEOUS

14.1 Assignment and Delegation. Neither this Agreement nor any right or obligation hereunder shall be assignable in whole or in part, whether by operation of law, or otherwise by ACI without the prior written consent of Genentech. Notwithstanding the foregoing, ACI may assign or transfer its rights and obligations under this Agreement to a Person that succeeds to all or substantially all of ACI’s business or assets whether by sale, merger, operation of law or otherwise. If during the term of the Research Program, ACI makes a permitted assignment to a successor in accordance with the foregoing sentence, Genentech may terminate the Research Program upon notice without terminating this Agreement. Upon such termination of the Research Program, all Research Support Payments provided by Genentech under Section 5.2 shall cease. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assignees. Any transfer or assignment of this Agreement in violation of this Section 14.1 shall be null and void.

14.2 Change in Control. No later than [*****] days following the public announcement of a proposed Change of Control event, ACI shall provide Genentech with written notice of any such Change of Control. Within [*****] days of receipt of such written notice, Genentech shall have the right to terminate this Agreement in accordance with Section 9.3.2. For the purposes of this Section 14.2, “Change in Control” of ACI means that during the Term of this Agreement (i) ACI shall have become an Affiliate of a Person that is a Competitor; and/or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of ACI shall have occurred to a Competitor; and/or (iii) the stockholders of ACI shall have approved of a plan or proposal for the liquidation or dissolution of the company; and/or (iv) any Competitor (whether individually or as part of a group) shall have become the owner, directly or indirectly, beneficially or of record, of shares representing more than [*****] of the aggregate ordinary voting power represented by the issued and outstanding voting stock of ACI. For the purposes of this Section 14.2, “Competitor” means any Person that conducts any research and/or development, activities, or that manufactures, promotes, markets, distributes and/or sells any products, in the biotechnology or pharmaceutical industry.

14.3 Entire Agreement. This Agreement contains the entire agreement between the Parties relating to the subject matter hereof, and all prior understandings, representations and warranties between the Parties are superseded by this Agreement, including the Confidential Disclosure Agreement between the Parties dated July 27, 2006, as amended.

14.4 Amendments. Changes and additional provisions to this Agreement shall be binding on the Parties only if mutually agreed upon, laid down in writing and signed effectively by the Parties.

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14.5 Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of New York and all rights and remedies shall be governed by such laws without regard to principles of conflicts of law.

14.6 Force Majeure. If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of earthquake, fire, flood or other casualty or due to strikes, riot, storms, explosions, acts of God, war, or a similar occurrence or condition beyond the reasonable control of the Parties, the Party so affected shall, upon giving prompt notice to the other Parties, be excused from such performance during such prevention, restriction or interference, and any failure or delay resulting therefrom shall not be considered a breach of this Agreement.

14.7 Severability. The Parties do not intend to violate any public policy or statutory common law. However, if any sentence, paragraph, clause or combination of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination of the same shall be deleted and the remainder of this Agreement shall remain binding; provided that such deletion does not alter the basic purpose and structure of this Agreement.

14.8 Notices. All notices, requests, demands, and other communications relating to this Agreement shall be in writing in the English language and shall be delivered in person or by registered mail, international courier or facsimile transmission (with a confirmation copy forwarded by courier or registered mail). Notices sent by mail shall be sent by first class mail or the equivalent, registered or certified, postage prepaid, and shall be deemed to have been given on the date actually received. Notices sent by international courier shall be sent using a service which provides traceability of packages. Notices shall be sent as follows:

Notices to Genentech:	with a required copy to:

Genentech Inc. 1 DNA Way South San Francisco, CA 94080, USA Attention: Corporate Secretary Telephone: [*****] Facsimile: [*****]	Genentech Inc. 1 DNA Way South San Francisco, CA 94080, USA Attention: Vice President, Alliance Management Telephone: [*****] Facsimile: [*****]

Notices to ACI:	with a required copy to:

AC Immune Parc scientifique EPFL, PSE-B, CH-1015 Lausanne, Switzerland Attention: CEO Telephone: [*****] Facsimile: [*****]	VISCHER Attorneys at law Aeschenvorstadt 4 CH-4051 Basel, Switzerland Attention: Dr. Matthias Staehelin Telephone: [*****] Facsimile: [*****]

Either Party may change its address for notices or facsimile number at any time by sending written notice by courier or registered mail to the other Party.

14.9 Independent Contractor. Nothing herein shall create any association, partnership, joint venture, fiduciary duty or the relation of principal and agent between the Parties hereto, it being understood that each Party is acting as an independent contractor, and neither Party shall have the authority to bind the other or the other’s representatives in any way.

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14.10 Waiver. No delay on the part of either Party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. No waiver of this Agreement or any provision hereof shall be enforceable against any Party hereto unless in writing, signed by the Party against whom such waiver is claimed, and shall be limited solely to the one event.

14.11 Interpretation. This Agreement has been prepared jointly and no rule of strict construction shall be applied against either Party. In this Agreement, the singular shall include the plural and vice versa and the word “including” shall be deemed to be followed by the phrase “without limitation.” The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

14.12 Counterparts. This Agreement may be executed in counterparts, each of which together shall constitute one and the same Agreement. For purposes of executing this agreement, a facsimile copy of this Agreement, including the signature pages, will be deemed an original.

14.13 License Survival During Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Paragraph 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Paragraph 101(35A) of the U.S. Bankruptcy Code. The Parties agree that Genentech, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against ACI, including under the U.S. Bankruptcy Code, Genentech shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in Genentech’s possession, shall be promptly delivered to Genentech upon any such commencement of a bankruptcy proceeding upon written request therefor by Genentech.

*    *    *    *    *

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representative.

AC Immune SA		Genentech, Inc.

By:	/s/ A. Pfeifer	By:	/s/ Arthur D. Levinson
Name:	A. Pfeifer	Name:	Arthur D. Levinson
Title:	CEO	Title:	Chairman & Chief Executive Officer

By:	/s/ A. Mader
Name:	A. Mader
Title:	CFO

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Exhibit A

ACI Patents

Applicant	Application No	Patent	Application date	lapsed	Title
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit B

Research Plan (Draft 30.10.2006)

Summary

[*****]

R&D Detail

[*****]

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[*****]

Budget

[*****]

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Budget by Subproject

[*****]

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